UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 13, 2009 (February 11, 2009)
Date of Report (Date of earliest event reported)

PAX CLEAN ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-145967	98-0543691
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1278 Laurel Road
North Saanich, BC
Canada V8L 5K8
 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (250) 655-3776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On February 11, 2009, Pax Clean Energy, Inc. (the “Company”) announced that it has entered into a nonbinding letter of intent with a technology company in contemplation of a merger.  The contemplated transaction is subject to customary closing conditions.

A copy of the Press Release is filed herewith as Exhibit 99.1.

In accordance with General Instructions B.2 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of February 11, 2009, announcing plan of merger with technology company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 13, 2009		Pax Clean Energy, Inc.

	By:	/s/ Paul Leslie Hammond Paul Leslie Hammond, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated as of February 11, 2009, announcing plan of merger with technology company.